                                                                    EXHIBIT 99.4


                       PEOPLES EDUCATIONAL HOLDINGS, INC.




                         PRO FORMA FINANCIAL STATEMENTS




The accompanying unaudited pro forma consolidated Balance Sheet and pro forma consolidated Statements of Operations are derived from the Balance Sheets of Peoples Educational Holdings, Inc. (PEH) (Formerly Concourse Corporation) and The Peoples Publishing Group, Inc. (PPG) as of September 30, 1998 and their Statements of Operations for the year ended December 31, 1997 and the nine months ended September 30, 1998 included elsewhere herein or previously filed. The unaudited pro forma consolidated Balance Sheet and unaudited pro forma consolidated Statements of Operations reflect the merger of Peoples Acquisition Corporation (a wholly owned subsidiary of PEH) with and into PPG using the purchase method of accounting and assumes that such merger was consummated on September 30, 1998 and January 1, 1997, respectively. This transaction resulted in PPG becoming a wholly owned subsidiary of PEH and these pro forma financial statements reflect the consolidation of these entities. For accounting purposes this transaction is being accounted for as a reverse acquisition with PPG effectively as the acquirer. The unaudited pro forma consolidated Balance Sheet and unaudited pro forma consolidated Statements of Operations should be read in conjunction with the financial statements of PEH and PPG and notes thereto included elsewhere herein or previously filed. The unaudited pro forma consolidated Statements of Operations do not purport to represent what the consolidated results of operations would have actually have been if the merger had occurred on January 1, 1997 or project the consolidated results of operations for any future period date. Management believes that no pro forma adjustments are necessary in preparing the pro forma consolidated Balance Sheet and pro forma consolidated Statement of Operations.

                       PEOPLES EDUCATIONAL HOLDINGS, INC.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            As of September 30, 1998



                                                                             HISTORICAL
                                                                    ------------------------------

                                                                                                      Pro Forma
                                                                         PEH             PPG         Consolidated
                                                                    --------------  --------------  ---------------
Assets

Current assets
        Cash and cash equivalents                                        $ 10,841      $1,194,850       $1,205,691
        Accounts receivable                                                29,632       1,354,115        1,383,747
        Allowance for doubtful accounts                                    (3,000)        (38,053)         (41,053)
        Inventory                                                           1,858         380,525          382,383
        Deferred pre-publication costs                                          0         252,000          252,000
        State tax receivable                                                  200               0              200
        Prepaid expenses                                                        0          14,448           14,448
        Deferred income taxes                                                   0          27,060           27,060
        Advance royalties                                                       0          60,000           60,000
                                                                         --------      ----------       ----------
              Total current assets                                         39,531       3,244,945        3,284,476
                                                                         --------      ----------       ----------

Property, equipment and leasehold improvements:
        Equipment, furniture and leasehold improvements                    36,929         184,351          221,280
        Less accumulated depreciation                                     (36,381)        (73,487)        (109,868)
                                                                         --------      ----------       ----------
              Net property, equipment and leasehold improvements              548         110,864          111,412
                                                                         --------      ----------       ----------

Other assets:
        Advance royalties                                                       0          38,137           38,137
        Pre-publication costs                                                   0         208,653          208,653
        Loan receivable officers                                                0         125,000          125,000
        Deferred income taxes                                                   0          41,644           41,644
        Security deposits                                                       0           4,695            4,695
        Intangible assets                                                       0         121,477          121,477
                                                                         --------      ----------       ----------
              Total other assets                                                0         539,606          539,606
                                                                         --------      ----------       ----------

              TOTAL ASSETS                                               $ 40,079      $3,895,415       $3,935,494
                                                                         ========      ==========       ==========

Liabilities and Stockholders' Equity (Deficit)

Current liabilities
        Accounts payable                                                   10,201       1,500,174        1,510,375
        Notes payable                                                      25,000         319,517          344,517
        Accrued expenses - employees                                       29,167          15,485           44,652
        Accrued expenses                                                    4,435          76,453           80,888
        Current income taxes payable                                            0           3,091            3,091
                                                                         --------      ----------       ----------
              Total current liabilities                                    68,803       1,914,720        1,983,523
                                                                         --------      ----------       ----------

Mandatory redeemable preferred stock                                            0       2,622,645        2,622,645
                                                                         --------      ----------       ----------

Total stockholders' equity (deficit)                                      (28,724)       (641,950)        (670,674)
                                                                         --------      ----------       ----------

              TOTAL LIABILITIES AND
                  STOCKHOLDERS' EQUITY (DEFICIT)                         $ 40,079      $3,895,415       $3,935,494
                                                                         ========      ==========       ==========

                       PEOPLES EDUCATIONAL HOLDINGS, INC.

                 UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      Nine Months Ended September 30, 1998



                                                        HISTORICAL
                                               -----------------------------

                                                                               Pro Forma
                                                    PEH            PPG        Consolidated
                                               --------------  -------------  -------------

Operating Revenues                                  $166,433     $5,292,838     $5,459,271
                                               -------------   ------------   ------------

Costs and Other Expenses:

        Cost of products sold and
        services rendered                            134,382      2,692,362      2,826,744

        Selling, general and
        administrative expenses                       63,742      1,646,731      1,710,473
                                               -------------   ------------   ------------

Total Operating Expenses                             198,124      4,339,093      4,537,217
                                               -------------   ------------   ------------

Operating Income (Loss)                              (31,691)       953,745        922,054

Other Income (Expense):
        Interest income                                    0         20,326         20,326
        Interest expense                                   0        (10,950)       (10,950)
                                               -------------   ------------   ------------

Income (Loss) Before Income Taxes                    (31,691)       963,121        931,430

Income Tax Provision                                       0        393,435        393,435
                                               -------------   ------------   ------------

Net Income (Loss)                                    (31,691)       569,686        537,995

Preferred stock dividends                                  0         71,881         71,881
                                               -------------   ------------   ------------

Net income applicable to common stockholders        ($31,691)      $497,805       $466,114
                                               =============   ============   ============



        Earnings per common share
              Basic                                   ($0.01)                        $0.16
              Diluted                                 ($0.01)                        $0.01
        Average common shares outstanding
              Basic                                2,906,221                     2,906,221
              Diluted                              2,906,221                    61,487,660

                       PEOPLES EDUCATIONAL HOLDINGS, INC.

                    UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      Twelve Months Ended December 31, 1997



                                                            HISTORICAL
                                                   ------------------------------

                                                                                     Pro Forma
                                                        PEH             PPG         Consolidated
                                                   -------------   -------------   --------------

Operating Revenues                                      $175,783      $4,528,065       $4,703,848
                                                   -------------   -------------   --------------

Costs and Other Expenses:

        Cost of products sold and
        services rendered                                 99,805       2,528,258        2,628,063

        Selling, general and
        administrative expenses                           92,047       1,691,890        1,783,937
                                                   -------------   -------------   --------------

Total Operating Expenses                                 191,852       4,220,148        4,412,000
                                                   -------------   -------------   --------------

Operating Income (Loss)                                  (16,069)        307,917          291,848

Other Income (Expense):
        Interest income                                        0          14,033           14,033
        Interest expense                                       0         (20,728)         (20,728)
        Other                                               (100)              0             (100)
                                                   -------------   -------------   --------------

Income (Loss) Before Income Taxes                        (16,169)        301,222          285,053

Income Tax Provision                                           0         125,721          125,721
                                                   -------------   -------------   --------------

Net Income (Loss)                                        (16,169)        175,501          159,332

Preferred stock dividends                                      0          95,841           95,841
                                                   -------------   -------------   --------------

Net income applicable to common stockholders            ($16,169)        $79,660          $63,491
                                                   =============   =============   ==============


        Earnings per common share
               Basic                                      ($0.01)                           $0.02
               Diluted                                    ($0.01)                           $0.00
        Average common shares outstanding
               Basic                                   2,704,610                        2,704,810
               Diluted                                 2,704,610                       61,487,660